UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) Of the Securities And Exchange Act Of 1934

May 10, 2002
Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation)	0-20045 (Commission File Number)	95-3872914 (IRS Employer Identification Number)

311 Bonnie Circle Corona, California (Address of principal executive offices)	92880 (Zip Code)

(909) 493-5300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

     On May 10, 2002, the registrant issued a press release announcing that Robert C. Funsten, the registrant’s Senior Vice President and General Counsel, was leaving the company to pursue other opportunities, and that Michel J. Feldman, an attorney and board member of the registrant, who has worked with the company since its formation, will serve as interim general counsel. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     Based on the foregoing, Mr. Feldman has resigned as a member of the registrant’s Audit Committee. The registrant’s Audit Committee is composed of Ronald R. Taylor, Andrew L. Turner and Fred G. Weiss.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit.

99.1	Press Release titled “Watson Pharmaceuticals Announces Senior Management Change” dated May 10, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2002.	WATSON PHARMACEUTICALS, INC.

	By:	/s/ DAVID A. BUCHEN

David A. Buchen,
Vice President, Associate General Counsel and Assistant Secretary

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